UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of M&T Bank Corporation was held on April 17, 2012. At the 2012 Annual Meeting, shareholders approved all of management’s proposals which included (i) the election of fourteen (14) directors, all of whom were then serving as directors of M&T Bank Corporation, for terms of one (1) year and until their successors are elected and qualified; (ii) the approval of the compensation of M&T Bank Corporation’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2012. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The following table reflects the tabulation of the votes with respect to each director who was elected at the 2012 Annual Meeting:

	Number of Votes
Nominee	For	Withheld	Broker Non-Vote
Brent D. Baird	96,761,015	1,367,345	12,087,779
C. Angela Bontempo	97,099,257	1,029,103	12,087,779
Robert T. Brady	93,436,349	4,692,011	12,087,779
T. Jefferson Cunningham III	97,441,545	686,815	12,087,779
Mark J. Czarnecki	96,063,890	2,064,470	12,087,779
Gary N. Geisel	96,257,035	1,871,325	12,087,779
Patrick W.E. Hodgson	97,208,460	919,900	12,087,779
Richard G. King	93,943,618	4,184,742	12,087,779
Jorge G. Pereira	96,748,522	1,379,838	12,087,779
Michael P. Pinto	96,068,471	2,059,889	12,087,779
Melinda R. Rich	97,269,773	858,587	12,087,779
Robert E. Sadler, Jr.	95,523,284	2,605,076	12,087,779
Herbert L. Washington	97,166,758	961,602	12,087,779
Robert G. Wilmers	95,009,832	3,118,528	12,087,779

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T Bank Corporation’s Named Executive Officers:

Number of Votes
For	Against	Abstain	Broker Non-Vote
95,622,449	1,618,789	890,229	12,084,672

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2012:

Number of Votes
For	Against	Abstain	Broker Non-Vote
109,139,360	914,773	162,006	*

*	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: April 19, 2012	By:	/s/ Marie King
Marie King
Administrative Vice President
and Corporate Secretary